                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                            May 3, 2004 (May 3, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware               1-11178                 13-3662955
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       (State or Other     (Commission File No.)      (I.R.S. Employer
       Jurisdiction of                                 Identification
       Incorporation)                                        No.)

      237 Park Avenue
      New York, New York                              10017
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        (Address of Principal                      (Zip Code)
          Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

         In connection with presentations being made to certain institutions by
Revlon Consumer Products Corporation (the "Company"), a wholly-owned subsidiary of Revlon, Inc. ("Revlon"), the Company is disclosing certain financial and other information to such institutions (the "Presentation Information"). The
Presentation Information includes management's forecasts, projections, estimates, objectives, vision, plans, strategies, beliefs, intent, destination, expectations, records and certain historical information regarding the Company and Revlon. Portions of the Presentation Information were prepared by the
Company and Revlon based upon, among other things, the anticipated future results of operations of the Company and Revlon after giving affect to the implementation of various aspects of its strategic plan.

         The Presentation Information is divided into the following major components: (i) an overview of the current state of the Company's and Revlon's business, presented in the Presentation Information under the heading "A
Different and Stronger Revlon"; (ii) recent progress and development in operations and financial results, presented in the Presentation Information under the heading "Accelerating Business Momentum"; (iii) a breakdown of steps the Company and Revlon are taking to enhance profit margins, presented in the
Presentation Information under the heading "Significant Margin Upside"; and (iv)
certain financial information, including Adjusted EBITDA of Revlon, under the heading "Financial Review".

         Revlon is a public holding company with no business operations of its own. Revlon's only material asset is the outstanding capital stock of the
Company, through which it conducts its business operations.

         The major components are further broken down into sub-components. The component "A Different and Stronger Revlon" is divided into sub-components, including, among others: (1) an overview of sales by category and geography; (2)
an overview of the growth of the United States and worldwide cosmetics mass market; (3) 2003 market share; (4) certain information as to certain of the non-cosmetics businesses; (5) an overview of international sales both by category and geography; (6) information as to the growth plan; (7) 2002 and 2003 net sales and Adjusted EBITDA data; (8) an overview of Revlon's recent debt-for-equity transactions; and (9) certain estimates under its Destination
Model (i.e., the longer term target for various components of its income statement) with respect to key financial indicators such as gross sales, cost of goods, gross margin, Adjusted EBITDA and operating income.

         The component "Accelerating Business Momentum" is divided into sub-components; including, among others: (1) an overview of steps taken to improve sales and margins; (2) a description of certain key characteristics of the Revlon brand; (3) a description of certain key characteristics of the Almay brand; (4) general information as to media spending; (5) a breakdown of the eight products launched in 2003 which placed in the ACNielsen Top 20 New Color
Cosmetics Products of 2003; (6) information as to second half 2003 and first quarter 2004 dollar consumption in certain United States accounts in connection with the "Company's Carded Eye Initiative"; (7) certain information regarding improved customer relationships; and (8) a breakdown of projected sales growth drivers for 2004 projected gross sales.

         The component "Significant Margin Upside" is divided into
sub-components, including, among others: (1) a schedule of margin improvement initiatives and the operating income margin improvements which each is expected to contribute to the "Destination Model"; and (2) details regarding three of the margin improvement initiatives: COGS reduction and sourcing, promotion redesign, and product life cycle management.

         Financial information presented includes, among others: (1) 2000 through 2003 selected financial data on gross sales, net sales, gross profit, selling, general and administrative expenses, and Adjusted EBITDA, and projections as to 2004 results for certain of the foregoing; and (2) a breakdown of 2002, 2003 and 2004 projected annual net sales and Adjusted EBITDA, and 2003 and first quarter 2004 quarterly net sales and Adjusted EBITDA.

         As certain financial information included within the Presentation
Information consisted of non-GAAP amounts, such non-GAAP amounts are reconciled to the most directly comparable GAAP measures in the accompanying financial tables (the "Reconciliation Information"). Such non-GAAP measures include
Adjusted EBITDA (See "Basis of Presentation") as well as ongoing operations. As stated in the "Basis of Presentation", Revlon believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of Revlon's business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and interest, taxes, depreciation, and amortization, and thus Revlon believes that Adjusted EBITDA is a financial metric that can assist Revlon and investors in assessing financial operating performance and liquidity. Similarly,
Revlon believes that information presented on an "ongoing operations" basis, which excludes the disposition of brands and

businesses, restructuring, additional consolidation costs (primarily associated with the closing of Revlon's Phoenix and Canada facilities), executive severance and, where specifically indicated, expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of its plan, is useful to Revlon and investors in understanding the financial operating performance and underlying strength of Revlon's business without the impact of such items.

         Statements made in the Presentation Information which are not historical are forward looking statements and are based on estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, destinations and expectations of the Company's and Revlon's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. The Company's and Revlon's actual results may differ materially from such forward looking statements for a number of reasons, including, without limitation, those set forth in the Company's and Revlon's filings with the Securities and Exchange Commission, including its Annual
Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form
8-K.

         A copy of the Presentation Information is furnished herewith as Exhibit
99.1.

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange
Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REVLON, INC.

                                       By: /s/  Robert K. Kretzman
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                                       Robert K. Kretzman
                                       Executive Vice President, General
                                       Counsel and Chief Legal Officer

Date: May 3, 2004

                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

        99.1                        Presentation Information.